MANAGERS TRUST II

MANAGERS FIXED INCOME FUND

Supplement dated October 22, 2010 to the

Prospectus and Statement of Additional Information dated May 1, 2010

Important Notice Regarding Change in Investment Policy

The following information supplements and supersedes any information to the contrary relating to the Managers Fixed Income Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated May 1, 2010.

On October 12, 2010, the Board of Trustees of the Fund approved several important changes to the Fund’s investment policies and strategies, including the following:

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The Fund’s current investment policy to “invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade debt securities (those rated above Ba1/BB+ by Standard & Poor’s Corporation (‘S&P’) or Aaa by Moody’s Investors Service (‘Moody’s’)) of U.S. and foreign issuers” will be changed so that effective upon the date described below the Fund will “invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities of U.S. and foreign issuers” (the “new policy”). The Fund expects the new policy change to take effect on December 21, 2010, approximately 60 days from the date this notice is filed with the Securities and Exchange Commission. Once implemented, the Fund will provide shareholders with at least 60 days’ prior written notice of any change in the new policy.

•

Effective immediately, the Fund is permitted to invest up to 20% of the Fund’s net assets in equity securities, including foreign and domestic common and preferred stocks, as well as warrants and other equity instruments. The Fund may immediately begin to invest approximately eight to ten percent of its net assets in equity securities. Accordingly, market risk associated with equity securities may become more pronounced for the Fund.

The Fund will continue to be permitted to invest up to 20% of the Fund’s assets in below-investment-grade securities (those rated Bal/BB or lower by Moody/S&P).

Please contact the Fund at 800-835-3879 if you have any questions about the Fund’s investment strategy changes.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE